                                                                    EXHIBIT 10.2

                             AMENDMENT NUMBER THREE

This is Amendment Number Three to that certain Lease dated July 18, 1997, as amended by Amendment Number One dated September 25, 1997, and letter agreement dated April 6, 1998, between Northwest Real Estate-Carver, L.L.C. as Lessor and Gargoyles, Inc. as Lessee (collectively, the "Lease") covering the property located at 20121 48th Avenue West in Lynnwood, Washington as more particularly described on the legal description attached to Amendment Number One as Exhibit B.

In consideration of their mutual covenants contained hereinbelow and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree that the Lease is hereby modified and amended as follows:

1. Section 1 of the Lease is hereby deleted in its entirety and the following is substituted in its place:

     1. TERM. This Lease shall be for a term of nine (9) months commencing January 1, 1998 (the "Commencement Date") and terminating September 30, 1998; provided, however, that either party may terminate this lease at any time after July 31, 1998, and prior to September 30,1998 (which is the final termination date in any event) by providing the other party with thirty (30) day's prior written notice of the date the lease will terminate.

2. The Option to Renew added to the Lease by Amendment Number One is hereby deleted in its entirety.

3. Subject to Lessee's obligation to pay Poe Construction, Inc. ("Contractor") the sum of $225,000.00 under Lessee's Construction Contracts dated September 25, 1997 and October 21, 1997 (the "Construction Contracts"), Lessee hereby assigns to Lessor all of Lessee's right, title and interest in the Construction Contracts. Lessee hereby agrees to pay the $225,000.00 in two payments, the first in the amount of $125,000 on May 1, 1998 and the balance, $100,000, on May 8, 1998. Lessee hereby represents and warrants to Lessor that there have been no amendments or modifications to the Construction Contracts, except for Change Orders Nos. 1 and 2 to the September 25, 1997 Contract and, to Lessee's knowledge, the Construction Contracts remain in full force and effect. In reliance upon the foregoing representation, Lessor hereby assumes all obligations of Lessee under the Construction Contracts and agrees to pay and perform when due all obligations of Lessee under the Construction Contracts arising from and after May 1, 1998.

4. Through the date of this Amendment Number Two, Lessee waives any and all claims, known or unknown, that it may have against Lessor and its agents that arise from or relate to the Lease. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,

EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

5. Except as set forth herein, the Lease shall remain in full force and effect as originally executed by the parties hereto.


NORTHWEST                               GARGOYLES, INC.
REAL ESTATE-CARVER, L.L.C.



By: /s/ Larry R. Benaroya               By: /s/ Leo Rosenberger
    -------------------------               -------------------------
    Its Manager                             Its CEO AND CFO

STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )


     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

     On this 1st day of May, 1998, before me personally appeared Larry R. Benaroya, to me known to be a member of NORTHWEST REAL ESTATE-CARVER, L.L.C., the limited liability company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year first above written.


                                       /s/ DEBBIE B. JONES
                         -------------------------------------------------
                         Notary Public in and for the State of Washington,
   [NOTARY SEAL]         residing at Shoreline.
                         My commission expires: 7-21-98
                                           Debbie B. Jones
                         -------------------------------------------------
                         [Type or Print Notary Name]

STATE OF WASHINGTON      )
                         )  ss.
COUNTY OF KING           )


     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

     On this 1 day of May, 1998, before me personally appeared Leo Rosenberger, to me known to be the CEO and CFO of GARGOYLES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year first above written.


                                       /s/ CYNTHIA L. POPE
                         -------------------------------------------------
                         Notary Public in and for the State of Washington,
   [NOTARY SEAL]         residing at Bellingham, WA
                         My commission expires: 6-10-2001
                                           Cynthia L. Pope
                         -------------------------------------------------
                         [Type or Print Notary Name]

                                       3